UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

June 14, 2023
Date of Report (Date of earliest event reported)

MAGNITE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36384	20-8881738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Broadway, 15th Floor
New York, New York 10001
(Address of principal executive offices, including zip code)

(212) 243-2769
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	MGNI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the 2023 annual meeting of stockholders of the Company held on June 14, 2023, the Company’s stockholders considered five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”). The final results of voting on each proposal are as follows:
Proposal 1: Election of three Class III directors to serve until the Company’s 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Paul Caine	92,580,806	4,224,057	262,409	19,131,374
Doug Knopper	94,228,800	2,581,588	256,884	19,131,374
David Pearson	92,069,707	4,834,285	163,280	19,131,374

Paul Caine, Doug Knopper, and David Pearson, the nominees for Class III directors, were each elected.
Proposal 2: Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
115,934,974	170,376	93,296	---

The foregoing proposal was approved.
Proposal 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
93,555,924	3,335,302	176,046	19,131,374

The Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement.

Proposal 4: Approval of the Magnite, Inc. Amended and Restated 2014 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
64,809,352	32,108,569	149,351	19,131,374

The Company’s stockholders approved the Magnite, Inc. Amended and Restated 2014 Equity Incentive Plan.

Proposal 5: Approval of the Magnite, Inc. Amended and Restated 2014 Employee stock Purchase Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
96,379,782	612,547	74,943	19,131,374

The Company’s stockholders approved the Magnite, Inc. Amended and Restated 2014 Employee Stock Purchase Plan.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNITE, INC.

Date:	June 16, 2023	By:	/s/ David Day
David Day
Chief Financial Officer